UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) February 13, 2009

SUPERCLICK, INC.
(Name of Small Business Issuer in its charter)

WASHINGTON	52-2219677
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10222 St Michel Suite 300 Montreal, Qc H1H-5H1
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387

Issuer's Fax Number (858) 279-1799

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

February 13, 2009, the Board of Directors accepted the resignation of Wendy Borow Johnson from the Company's board of directors. The resignation of Ms. Johnson was not due to any disagreement with the Company's operations, policies or practices. A copy of Ms. Johnson’s resignation letter is furnished as Exhibit 99.1 to this report.

Concurrent with Ms. Johnson’s resignation from Superclick’s board of directors, the remaining four members of the board unanimously appointed Ronald Fon to the board, effective February 13, 2009.

Item 9.01 Financial Statements and Exhibits

(b)

The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description

99.1	Wendy Borow Johnson Resignation Letter dated February 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superclick, Inc.

Date: February 17	By:	/s/ Todd M. Pitcher
Todd M. Pitcher Chairman and Secretary